Exhibit 99.1

Case 16-32760 Document 251 Filed in TXSB on 08/02/16 Page 1 of 9

MOR-1	UNITED STATES BANKRUPTCY COURT

CASE NAME:	Warren Resources, Inc., et al.	PETITION DATE:	6/2/2016
CASE NUMBER:	16-32760	DISTRICT OF TEXAS:	Southern
		DIVISION:	Houston

MONTHLY OPERATING REPORT SUMMARY: June 2016

MONTH	June	July	August	September	October
REVENUES (MOR-6)	4,988,081		—	—	—
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	(1,169,637)		—	—	—
NET INCOME (LOSS) (MOR-6)	(10,162,825)		—	—	—
PAYMENTS TO INSIDERS (MOR-9)	57,930	—	—	—	—
PAYMENTS TO PROFESSIONALS (MOR-9)	—	—	—	—	—
TOTAL DISBURSEMENTS (MOR-7)	(10,302,272)	—	—	—	—

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES (X) NO ( )	09-01-2016
LIABILITY	YES (X) NO ( )	09-01-2016
VEHICLE	YES (X) NO ( )	09-01-2016
WORKER’S	YES (X) NO ( )	09-01-2016
OTHER	YES (X) NO ( )	09-01-2016

CIRCLE ONE
Are all accounts receivable being collected within terms?	Yes
Are all post-petition liabilities, including taxes, being paid within terms?		No
Have any pre-petition liabilities been paid?		No
If so, describe: Certain payments were made pursuant to First Day Orders
Are all funds received being deposited into DIP bank accounts?		No
Were any assets disposed of outside the normal course of business?	Yes
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?		No
What is the status of your Plan of Reorganization? Filed on July 18, 2016

Consolidated Debtors	Case Number	June-2016 Disbursements
Warren Resources, Inc. (Plan filed on July 18, 2016)	16-32760	(5,952,981)
Warren E&P, Inc. (Plan filed on July 18, 2016)	16-32761	(4,349,292)
Warren Resources of California, Inc. (Plan filed on July 18, 2016)	16-32762	—
Warren Marcellus, LLC (Plan filed on July 18, 2016)	16-32764	—
Warren Energy Services, LLC (Plan filed on July 18, 2016)	16-32765	—
Warren Management Corp. (Plan filed on July 18, 2016)	16-32766	—

Total consolidated disbursements (MOR-7)		(10,302,272)

ATTORNEY NAME:	Timothy A. Davidson II
FIRM NAME:	Andrews Kurth LLP
ADDRESS:	600 Travis
Suite 4200
CITY, STATE, ZIP:	Houston, Texas 77002
TELEPHONE/FAX:	713-220-4200

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X
(ORIGINAL SIGNATURE)

TITLE:	President, Chief Executive Officer and Chief Restructuring Officer

MOR-1

Case 16-32760 Document 251 Filed in TXSB on 08/02/16 Page 2 of 9

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE (1) June 2, 2016	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016
CURRENT ASSETS
Cash	13,918,623	11,090,776	—	—	—
Accounts Receivable, Net	10,235,813	9,275,942	—	—	—
Inventory: Lower of Cost or Market	—	—	—	—	—
Prepayments and other current assets	5,656,625	5,188,894	—	—	—
Investments (2)	6,087,653	1,844,008	—	—	—
Other	—	—	—	—	—

TOTAL CURRENT ASSETS	35,898,715	27,399,619	—	—	—

PROPERTY, PLANT & EQUIP. @ COST	27,636,990	27,667,366	—	—	—
Less Accumulated Depreciation	(26,305,548)	(26,365,769)	—	—	—
NET BOOK VALUE OF PP & E	1,331,442	1,301,597.45	—	—	—
OTHER ASSETS
1. Deferred Financing Costs	10,598,434	10,400,273	—	—	—
2. Oil & Gas Properties	115,893,656	113,741,170	—	—	—
3. Oil & Gas Properties, Other	14,657,923	14,657,923	—	—	—
4. Notes Receivable	2,948,592	2,948,592	—	—	—
5. Midstream Assets	20,012,903	19,895,178	—	—	—

TOTAL ASSETS	$201,341,665	190,344,352.55	—	—	—

(1)	Information as of May 31, 2016.
(2)	Decrease relates to the cancellation of hedging agreements by Shell Trading Risk Management, LLC.

MOR-2	Revised 07/01/98

Case 16-32760 Document 251 Filed in TXSB on 08/02/16 Page 3 of 9

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER’S EQUITY	FILING DATE (1) June 2, 2016	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016
LIABILITIES
POST-PETITION LIABILITIES(MOR-4)	—	6,242,054	—	—	—
PRE-PETITION LIABILITIES
Notes Payable - Secured	—	—	—	—	—
Priority Debt	477,338,089	477,515,421	—	—	—
Federal Income Tax	—	—	—	—	—
FICA/Withholding	—	—	—	—	—
Unsecured Debt	—	—	—	—	—
Other (2)	80,997,280	73,618,449	—	—	—
TOTAL PRE-PETITION LIABILITIES	558,335,368	551,133,870	—	—	—

TOTAL LIABILITIES	558,335,368	557,375,925	—	—	—

OWNER’S EQUITY (DEFICIT)
PREFERRED STOCK	128,437	128,437	—	—	—
COMMON STOCK	8,520	8,520	—	—	—
ADDITIONAL PAID-IN CAPITAL	517,385,291	517,510,247	—	—	—
RETAINED EARNINGS: Filing Date	(874,515,951)	(874,515,951)	—	—	—
RETAINED EARNINGS: Post Filing Date	—	(10,162,825)	—	—	—

TOTAL OWNER’S EQUITY (NET WORTH)	(356,993,703)	(367,031,572)	—	—	—

TOTAL LIABILITIES & OWNERS EQUITY	$201,341,665	$190,344,353	$0	$0	0

(1)	Information as of May 31, 2016.
(2)	Pursuant to court order, prepetition lease operating expenses continue to be due and payable post petition.

MOR-3	Revised 07/01/98

Case 16-32760 Document 251 Filed in TXSB on 08/02/16 Page 4 of 9

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

SCHEDULE OF POST-PETITION LIABILITIES

	FILING DATE June 2, 2016	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016
TRADE ACCOUNTS PAYABLE	—	930,910	—	—	—
TAX PAYABLE
Federal Payroll Taxes	—	—	—	—	—
State Payroll Taxes	—	—	—	—	—
Ad Valorem Taxes	—	29,161	—	—	—
Other Taxes	—	45,949	—	—	—
TOTAL TAXES PAYABLE (1)	—	75,110	—	—	—
SECURED DEBT POST-PETITION	—	—	—	—	—
ACCRUED INTEREST PAYABLE	—	—	—	—	—

OTHER ACCRUED LIABILITIES
1. PAYROLL (2)	—	225,437	—	—	—
2. LEASE OPERATING & G&A (3)	—	3,555,832	—	—	—
3. ROYALTIES (4)	—	1,454,765	—	—	—

TOTAL POST-PETITION LIABILITIES (MOR-3)	$—	$6,242,054	$—	$—	$—

(1)	Accounts not yet reconciled and are being finalized for July 2016 financials. The balance represents the movement of accounts between the Filing Date and June 30, 2016.
(2)	Represents a timing difference for the payment of the debtor’s bi-weekly payroll.
(3)	Includes unpaid restructuring professional fees ($2,070,000), post-production costs ($1,360,832) and lease operating expense ($125,000).
(4)	Represents proceeds from gross production receipts that are payable to third-party working interests .

MOR-4	Revised 07/01/98

Case 16-32760 Document 251 Filed in TXSB on 08/02/16 Page 5 of 9

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

AGING OF POST-PETITION LIABILITIES: JUNE 2016

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	6,242,054	930,910	—	—	75,110	5,236,034
31-60	—	—	—	—	—	—
61-90	—	—	—	—	—	—
91+	—	—	—	—	—	—

TOTAL	$6,242,054	$930,910	$0	$0	$75,110	$5,236,034

AGING OF ACCOUNTS RECEIVABLE (2)

MONTH	June 2, 2016 (1)	June 2016	July 2016	August 2016	September 2016
0-30 DAYS	6,072,541	5,983,435	—	—	—
31-60 DAYS	—	—	—	—	—
61-90 DAYS	—	—	—	—	—
91+ DAYS	4,163,272	3,292,507	—	—	—

TOTAL	$10,235,813	$9,275,942	$0	$0	$0

(1)	Information as of May 31, 2016.
(2)	Warren’s Acounts Receivable accounts do not represent any Oil and Gas production that has not been sold.

MOR-5

Case 16-32760 Document 251 Filed in TXSB on 08/02/16 Page 6 of 9

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

STATEMENT OF INCOME (LOSS)

	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016	FILING TO DATE
REVENUES (MOR-1)	4,988,081	—			4,988,081
TOTAL COST OF REVENUES	(2,660,189)				(2,660,189)
GROSS PROFIT	2,327,892	—	—	—	2,327,892
OPERATING EXPENSES:
Selling & Marketing	—				—
General & Administrative	(3,497,529)				(3,497,529)
Insiders Compensation	—				—
Professional Fees	—				—
Other	—				—

TOTAL OPERATING EXPENSES	(3,497,529)	—	—	—	(3,497,529)

INCOME BEFORE INT, DEPR/TAX (MOR-1)	(1,169,637)	—	—	—	(1,169,637)
INTEREST EXPENSE (1)	(3,441,934)				(3,441,934)
DEPRECIATION	(2,601,328)				(2,601,328)
OTHER (INCOME) EXPENSE (2)	(2,949,926)				(2,949,926)
OTHER ITEMS	—				—
TOTAL INT, DEPR & OTHER ITEMS	(8,993,188)	—	—	—	(8,993,188)
NET INCOME BEFORE TAXES	(10,162,825)	—	—	—	(10,162,825)
FEDERAL INCOME TAXES	—	—	—	—	—

NET INCOME (LOSS) (MOR-1)	(10,162,825)	—	—	—	(10,162,825)

Accrual Accounting Required, Otherwise Footnote with Explanation.

(1)	Deferred Financing Costs of ($198,161) and Interest Expenses of ($3,243,773)
(2)	Accretion of asset retirement obligations of ($249,913), Loss on derivative instruments of ($2,689,199), Gain on USTB investment of $35,185, and Loss on contingent consideration of ($46,000)

MOR-6

Case 16-32760 Document 251 Filed in TXSB on 08/02/16 Page 7 of 9

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

CASH RECEIPTS AND DISBURSEMENTS	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016	MONTH October 2016	FILING TO DATE
1. CASH-BEGINNING OF MONTH (3)	12,858,577	—	—	—	—	12,858,577
RECEIPTS:
2. CASH SALES	—	—	—	—	—	—
3. COLLECTION OF ACCOUNTS RECEIVABLE	8,515,748	—	—	—	—	8,515,748
4. LOANS & ADVANCES (attach list)	(0)	—	—	—	—	(0)
5. SALE OF ASSETS	—	—	—	—	—	—
6. OTHER (attach list)	—	—	—	—	—	—
TOTAL RECEIPTS	8,515,748	—	—	—	—	8,515,748
(Withdrawal) Contribution by Individual Debtor MFR-2*	—	—	—	—	—	—
DISBURSEMENTS:
7. NET PAYROLL	(569,986)	—	—	—	—	(569,986)
8. PAYROLL TAXES PAID	—	—	—	—	—	—
9. SALES, USE & OTHER TAXES PAID	(57,036)	—	—	—	—	(57,036)
10. SECURED/RENTAL/LEASES	—	—	—	—	—	—
11. UTILITIES & TELEPHONE	—	—	—	—	—	—
12. INSURANCE	—	—	—	—	—	—
13. INVENTORY PURCHASES	—	—	—	—	—	—
14. VEHICLE EXPENSES	—	—	—	—	—	—
15. TRAVEL & ENTERTAINMENT	—	—	—	—	—	—
16. REPAIRS, MAINTENANCE & SUPPLIES	(2,228,526)	—	—	—	—	(2,228,526)
17. ADMINISTRATIVE & SELLING	(227,951)	—	—	—	—	(227,951)
18. OTHER (1)	(1,558,563)	—	—	—	—	(1,558,563)

TOTAL DISBURSEMENTS FROM OPERATIONS	(4,642,062)	—	—	—	—	(4,642,062)

19. PROFESSIONAL FEES	—	—	—	—	—	—
20. U.S. TRUSTEE FEES	—	—	—	—	—	—
21. OTHER REORGANIZATION EXPENSES (2)	(5,660,210)	—	—	—	—	(5,660,210)
TOTAL DISBURSEMENTS (3)	(10,302,272)	—	—	—	—	(10,302,272)
22. NET CASH FLOW	(1,786,524)	—	—	—	—	(1,786,524)

23. CASH - END OF MONTH (MOR-2) (4)	11,072,052	—	—	—	—	11,072,052

(1)	Other, includes royalty payments on land assets totaling $1,558,563.
(2)	Other Reorganization Expenses, includes First Lien Adequate Protection ($5,635,210.16) and Debtor-In-Possesion facility administration fee ($25,000).
(3)	Includes all checks written, wire transfers made from, or any other withdrawal from the bank accounts listed on MOR-8. No amounts have been paid from the accounts of others on the debtor’s behalf.
(4)	Closing cash balance does not reconcile to balance sheet cash due to the exclusion of one bank account held in the name of “Warren Development Corp.” totalling $18,722.46. This bank account has remained inactive for over six months.

MOR-7

Case 16-32760 Document 251 Filed in TXSB on 08/02/16 Page 8 of 9

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

CASH ACCOUNT RECONCILIATION

MONTH OF June 2016

BANK NAME	JP MORGAN CHASE	JP MORGAN CHASE	JP MORGAN CHASE	JP MORGAN CHASE	MERRILL LYNCH (1)	MERRILL LYNCH	JP MORGAN CHASE	JP MORGAN CHASE	JP MORGAN CHASE	JP MORGAN CHASE
ACCOUNT NUMBER	3794	5477	7471	2692	7789 & 7B88		3751	6115	2888	5209
ACCOUNT TYPE	CDA BY GSO	PAYROLL	OPERATIONS	CD-COLLATERAL	STOCK OPTIONS	MONEY MARKET	DISBURSEMENT	CHECKING	CHECKING	OPERATIONS	TOTAL (1)
CASE NAME	Warren Resources, Inc.	Warren Resources, Inc.	Warren Resources, Inc.	Warren Resources, Inc.	Warren Resources, Inc.	Warren Resources, Inc.	Warren E&P, Inc.	Warren E&P, Inc.	Warren Resources of California, Inc.	Warren Energy Services, LLC
CASE NUMBER	16-32760	16-32760	16-32760	16-32760	16-32760	16-32760	16-32761	16-32761	16-32762	16-32765	n/a
BANK BALANCE	$—	$109,667	$7,089,815	$17,140	$16,443	$4,081	$5,986,143	$—	$—	$—	$13,223,290
DEPOSITS IN TRANSIT	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OUTSTANDING CHECKS	$—	$—	$5	$—	$—	$—	$(2,151,805)	$—	$—	$—	$(2,151,801)
ADJUSTED BANK BALANCE	$—	$109,667	$7,089,820	$17,140	$16,443	$4,081	$3,834,338	$—	$—	$—	$11,071,489
BEGINNING CASH - PER BOOKS	$10,038,025	$121,289	$1,162,828	$17,140	$17,007	$4,081	$1,498,207	$—	$—	$—	$12,858,577
RECEIPTS	$—	$—	$2,837,820	$—	$—	$—	$5,388,559	$—	$—	$289,369	$8,515,748
TRANSFERS OUT OF ACCOUNT	$(10,038,025)	$—	$—	$—	$—	$—	$—	$—	$—	$(289,369)	$(10,327,394)
TRANSFERS INTO ACCOUNT	$—	$304,000	$8,726,530	$—	$—	$—	$1,296,864	$—	$—	$—	$10,327,394
CHECKS/OTHER DISBURSEMENTS	$—	$(315,622)	$(5,637,358)	$—	$—	$—	$(4,349,292)	$—	$—	$—	$(10,302,272)
ENDING CASH - PER BOOKS	$—	$109,667	$7,089,820	$17,140	$17,007	$4,081	$3,834,338	$—	$—	$—	$11,072,052

(1)	Merrill Lynch account #7789 and #7B88 have been consolidated to reflect the Company’s balance sheet. The variance between cash book and bank balances relates to account fees that were not known until after June 2016 financials were finalized.
(2)	Closing cash balance does not reconcile to balance sheet cash due to Note 1 and the exclusion of one bank account held in the name of “Warren Development Corp.” totaling $18,722.46. This bank account has remained inactive for over six months.

MOR-8

Case 16-32760 Document 251 Filed in TXSB on 08/02/16 Page 9 of 9

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016
1. James A Watt	17,691	—	—	—
2. Frank T. Smith Jr.	17,684	—	—	—
3. John R. Powers	11,484	—	—	—
4. Zach Waite	11,071	—	—	—

TOTAL INSIDERS (MOR-1)	57,930	—	—	—

PROFESSIONALS	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016
1. Andrews Kurth LLP	—	—	—	—
2. Jefferies LLC	—	—	—	—
3. Deloitte Transactions and Business Analytics LLP	—	—	—	—
4. Epiq Systems	—	—	—	—
5. Kirkland & Ellis LLP	—	—	—	—
6. Bracewell & Giuliani LLP	—	—	—	—
7. Stroock & Stroock & Lavan LLP	—	—	—	—

TOTAL PROFESSIONALS (MOR-1)	—	—	—	—

MOR-9